UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 3, 2008

                     Morgan Stanley Cornerstone Fund IV L.P.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          New York                       0-15442                 13-3393597
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

c/o Demeter Management Corporation,
522 Fifth Avenue, 13th Floor, New York, NY                         10036
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 296-1999

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

            On September 3, 2008, the Registrant, Demeter Management Corporation, the general partner of the Registrant (the "General Partner"), and John W. Henry & Company, Inc. ("JWH") agreed, effective October 31, 2008, to terminate the Management Agreement dated as of January 20, 1987, and any amendments or revisions subsequently made thereto, among the Registrant, the General Partner and JWH (the "JWH Management Agreement"), pursuant to which JWH trades a portion of the Registrant's assets in commodity interest contracts. Consequently, JWH shall cease all commodity interest trading on behalf of the Registrant effective October 31, 2008.

            No penalties have been incurred by any of the parties as a result of the termination of the JWH Management Agreement.

            On September 3, 2008, the Registrant, Demeter Management Corporation, the general partner of the Registrant (the "General Partner"), and Sunrise Capital Management, Inc. ("Sunrise") agreed, effective October 31, 2008, to terminate the Management Agreement dated as of January 20, 1987, and any amendments or revisions subsequently made thereto, among the Registrant, the General Partner and Sunrise (the "Sunrise Management Agreement"), pursuant to which Sunrise trades a portion of the Registrant's assets in commodity interest contracts. Consequently, Sunrise shall cease all commodity interest trading on behalf of the Registrant effective October 31, 2008.

            No penalties have been incurred by any of the parties as a result of the termination of the Sunrise Management Agreement.

            The JWH Management Agreement and the Sunrise Management Agreement are being terminated in contemplation of the termination and liquidation of the Registrant.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MORGAN STANLEY CORNERSTONE FUND IV L.P.

Date: September 9, 2008                  By: Demeter Management Corporation
                                             as General Partner


                                         /s/ Walter Davis
                                         ---------------------------------------
                                         Name: Walter Davis
                                         Title: President